UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 31, 2017

Premier, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36092	35-2477140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13034 Ballantyne Corporate Place

Charlotte, NC 28277

(Address of Principal Executive Offices) (Zip Code)

(704) 357-0022

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02 Unregistered Sales of Equity Securities.

As previously disclosed, pursuant to the Exchange Agreement, entered into as of September 25, 2013 and effective as of October 1, 2013 by and among Premier, Inc. (the “Company”), Premier Healthcare Alliance, LP (f/k/a Premier Purchasing Partners, L.P.) (“Premier LP”) and its limited partners (the “Exchange Agreement”), commencing on October 31, 2014, and during each year thereafter, each limited partner will generally have the cumulative right to exchange, on a quarterly basis, a portion of its Premier LP Class B common units (“Class B Units”) for shares of the Company’s Class A common stock (“Class A Stock”), cash or a combination of both, the form of consideration to be at the discretion of the audit and compliance committee of the Company’s board of directors (the “Audit Committee”). For each Class B Unit that is exchanged pursuant to the Exchange Agreement, the limited partner will also surrender one corresponding share of the Company’s Class B common stock (“Class B Stock”), which will automatically be retired.

In connection with the July 31, 2017 quarterly exchange date, the Audit Committee determined to settle all exchanged Class B Units for shares of the Company’s Class A Stock.

On July 31, 2017, in connection with the twelfth quarterly exchange date under the Exchange Agreement, 1,231,410 Class B Units were exchanged for a like number of newly issued shares of Class A Stock. In addition, 1,231,410 shares of the Company’s Class B Stock were retired and are no longer outstanding. No additional consideration was paid in connection with the exchange. The shares of Class A Stock were issued in reliance on the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended, on the basis that no public offering was made.

For additional information regarding the Exchange Agreement, see “Note 2—Initial Public Offering and Reorganization—Reorganization—Exchange Agreement” to the consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2016, filed with the Securities Exchange Commission on August 26, 2016. A copy of the Exchange Agreement is filed as Exhibit 10.2 to the Company’s Form 8-K filed with the SEC on October 7, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier, Inc.

By:	/s/ Susan D. DeVore
Name: Susan D. DeVore Title: President and Chief Executive Officer

Date: July 31, 2017